UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2013

Ovation Research, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-189762	90-0925760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Miller Street, Suite 2 Birobidjan, Russia	679016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (347) 674-5560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 31, 2013, the Board of Directors of the registrant accepted the resignation of Goldman Accounting Services CPA, PLLC as its independent registered public accounting firm. On the same date, the accounting firm of David Lee Hillary Jr., CPA was engaged as the Registrant’s new independent registered public accounting firm.

The Board of Directors of the Registrant approved of the resignation of Goldman Accounting Services CPA, PLLC and the engagement of David Lee Hillary Jr., CPA as its independent auditor.

The report of Goldman Accounting Services CPA, PLLC on the Company’s financial statements as of and for the period ended May 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the period from June 6, 2013, the start date of the engagement to December 31, 2013, the date of resignation, (i) there were no disagreements with Goldman Accounting Services CPA, PLLC, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Goldman Accounting Services CPA, PLLC satisfaction would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S‐K.

We have provided Goldman Accounting Services CPA, PLLC with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Goldman Accounting Services CPA, PLLC as required by Item 304(a)(3) of Regulation S-K.

On December 31, 2013, the registrant engaged David Lee Hillary Jr., CPA as its independent accountant. During the most recent fiscal year, since inception, and the interim periods preceding the engagement, the registrant has not consulted David Lee Hillary Jr., CPA regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1	Letter from Goldman Accounting Services CPA, PLLC, dated December 31, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ovation Research, Inc. (Registrant)
Date: December 31, 2013
	By:	/s/ Valeria Bulkina
Valeria Bulkina
Chief Executive Officer Chief Financial Officer